Note 4	6 Months Ended
Jun. 30, 2023
Shareholder Remuneration System [Abstract]
Disclosure of shareholder remuneration system [Text Block]	Shareholder remuneration system
The Annual General Shareholder's Meeting of BBVA held on March 17, 2023, approved, under item 1.3 of the Agenda, a cash distribution against the 2022 results as additional shareholder remuneration for the 2022 fiscal year, for an amount equal to €0.31 (€0.2511 net of withholding tax) per outstanding BBVA share entitled to participate in this distribution, which was paid on April 5, 2023. The total amount paid amounted to €1,860 million (see Note 46).
Share buyback program
On March 17, 2023, after receiving the required authorization from the European Central Bank, BBVA announced through an Inside Information notice the execution of a time-scheduled buyback program for the repurchase of own shares in accordance with the provisions of Regulation (EU) No. 596/2014 of the Parliament Commission and Council of April 16, 2014 on market abuse and Commission Delegated Regulation (EU) No. 2016/1052 of March 8, 2016, aimed at reducing BBVA’s share capital by a maximum monetary amount of €422 million. The execution was carried out internally by the Company, executing the trades through BBVA.
By means of an Other Relevant Information notice dated April 21, 2023, BBVA announced the completion of the share buyback program upon reaching the maximum monetary amount, having acquired 64,643,559 own shares, between March 20 and April 20, 2023, representing, approximately, 1.07% of BBVA's share capital as of said date.
On June 2, 2023, BBVA notified through an Other Relevant Information notice a partial execution of the share capital reduction resolution adopted by the Annual General Shareholders’ Meeting of BBVA held on March 17, 2023, under item 3 of the agenda through the reduction of BBVA’s share capital in a nominal amount of €31,675,343.91 and the consequent redemption, charged to unrestricted reserves, of 64,643,559 own shares of €0.49 par value each acquired derivatively by BBVA in execution of the share buyback program scheme and which were held in treasury shares (see Note 25).
BBVA requested on July 27, 2023 to the European Central Bank, the correspondent supervisory authorization in order to carry out a buyback program of BBVA shares up to €1,000 million. Its execution, if the authorization requested is finally granted, would be subject to the adoption of the correspondent corporate resolutions and to the communication of the specific terms and conditions of the share buyback program before its execution. This share buyback program would be considered to be an extraordinary shareholder distribution and is therefore not included in the scope of the ordinary distribution policy.